As filed with the Securities and Exchange Commission on January 29, 2010
1933 Act Registration No. 033-01182
 1940 Act File No. 811-04447

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549
___________________________________
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __ ☐
Post-Effective Amendment No. 26 ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 27 ☒ (Check appropriate box or boxes.)
BRANDYWINE FUND, INC. (Exact Name of Registrant as Specified in Charter)

3711 Kennett Pike
Greenville, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

(302) 656-3017 (Registrant’s Telephone Number, including Area Code)

Copy to:
Richard L. Teigen
William F. D’Alonzo	Foley & Lardner LLP
3711 Kennett Pike	777 East Wisconsin Avenue
Greenville, Delaware 19807	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐           immediately upon filing pursuant to paragraph (b)

☒           on January 29, 2010 pursuant to paragraph (b)

☐           60 days after filing pursuant to paragraph (a) (1)

☐           on (date) pursuant to paragraph (a) (1)

☐           75 days after filing pursuant to paragraph (a) (2)

☐           on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	January 29, 2010

The Brandywine Funds

[Insert Logo]

Brandywine Fund, Inc.
Trading Symbol: BRWIX

Brandywine Blue Fund, Inc.
Trading Symbol: BLUEX

“Never invest in the stock market --- invest in individual businesses.”

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Summary Section – Brandywine Fund

Investment Objective

Brandywine Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.10%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 239% of the average value of its portfolio.

Principal Investment Strategies

Brandywine Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).  Brandywine Fund is not subject to a percentage limit with regard to its investment in foreign issuers.    In addition to common stocks, equity securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.  It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market.  Brandywine Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios.  The Fund targets fundamentally sound companies of all sizes that are experiencing a positive change.

The Fund employs a firm sell discipline.  The Fund will sell a stock:

▪	With deteriorating fundamentals such as contracting margins or reduced revenue growth

▪	When investor expectations have become unrealistically high

▪	When it finds a better investment

While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.

Principal Investment Risks

There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The following additional risks could affect the value of your investment:

▪
Market Risk - The prices of the stocks and ADRs in which the Fund invests may decline for a number of reasons.  These reasons include factors that may be specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally.  The price declines may be steep, sudden and/or prolonged.

▪
Foreign Security Risk - Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

▪
Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay, and short-term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

▪
Frequent Trading Risk - Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund.

The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement.  If you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

Performance

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how its average annual returns over 1, 5 and 10 years compare with those of the S&P 500®, Russell 3000® and Russell 3000® Growth Indexes.  Updated performance is available on the Fund’s website www.brandywinefunds.com .  Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance.

2

Brandywine Fund, Inc.
(Total return per calendar year)

Note:During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 18.14% (quarter ended March 31, 2000) and the lowest total return for a quarter was -24.42% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years
Brandywine Fund Return before taxes	8.62%	-1.38%	-0.79%
Return after taxes on distributions	8.62%	-1.96%	-2.12%
Return after taxes on distributions and sale of Fund shares	5.60%	-1.13%	-1.06%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.01%	1.58%	-3.79%

The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s “Return after taxes on distributions and sale of Fund shares” may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Management

Investment Advisers
Friess Associates, LLC is the Fund’s investment adviser.  Friess Associates of Delaware, LLC is the Fund’s sub-adviser.

Portfolio Managers
The Fund is managed using a team approach. All investment decisions are subject to the final approval of William D’Alonzo, portfolio manager since 1997, or John P. Ragard, portfolio manager since 2001, both of whom are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandywine Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-656-3017, or through a financial intermediary.

Minimum investments are as follows:

To open a new account	$10,000
To add to an existing account	$1,000
Automatic Investment Plan	$500

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

3

Summary Section – Brandywine Blue Fund

Investment Objective

Brandywine Blue Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.16%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies

Brandywine Blue Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).  Brandywine Blue Fund is not subject to a percentage limit with regard to its investment in foreign issuers.  In addition to common stocks, equity securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.  It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market.  Brandywine Blue Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios.  The Fund targets fundamentally sound mid-cap or larger companies that are experiencing a positive change and that usually have a market capitalization of more than $6 billion

The Fund employs a firm sell discipline.  The Fund will sell a stock:

▪	With deteriorating fundamentals such as contracting margins or reduced revenue growth

▪	When investor expectations have become unrealistically high

▪	When it finds a better investment

While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.

Principal Investment Risks

There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The following additional risks could affect the value of your investment:

▪
Market Risk - The prices of the stocks and ADRs in which the Fund invests may decline for a number of reasons.  These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally.  The price declines may be steep, sudden and/or prolonged.

4

▪
Foreign Security Risk - Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

▪
Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short-term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

▪
Medium Company Risk – There is a risk that the securities of mid-cap companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.

▪
Frequent Trading Risk - Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund.

The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement.  If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

Performance

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how its average annual returns over 1, 5 and 10 years compare with those of the S&P 500®, Russell 1000® and Russell 1000® Growth Indexes.  Updated performance is available on the Fund’s website www.brandywinefunds.com .  Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance.

Brandywine Blue Fund, Inc.
(Total return per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 17.25% (quarter ended March 31, 2000) and the lowest total return for a quarter was -28.61% (quarter ended September 30, 2008).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years
Brandywine Blue Fund Return before taxes	9.28%	-1.85%	0.02%
Return after taxes on distributions	9.23%	-2.71%	-1.19%
Return after taxes on distributions and sale of Fund shares	6.10%	-1.73%	-0.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	28.43%	0.79%	-0.49%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.   The Fund’s “Return after taxes on distributions and sale of Fund shares” may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

5

Management

Investment Advisers
Friess Associates, LLC is the Fund’s investment adviser.  Friess Associates of Delaware, LLC is the Fund’s sub-adviser.

Portfolio Managers
The Fund is managed using a team approach. All investment decisions are subject to the final approval of William D’Alonzo, portfolio manager since 1997, or John P. Ragard, portfolio manager since 2001, both of whom are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandywine Blue Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-656-3017, or through a financial intermediary.

Minimum investments are as follows:

To open a new account	$10,000
To add to an existing account	$1,000
Automatic Investment Plan	$500

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Strategies and Risks

A Word About Risk

Look for this “warning flag” symbol throughout the prospectus. [graphic] It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

The Funds’ Investment Objective

Each Fund’s investment objective is capital appreciation.  The Funds may change their investment objective without obtaining shareholder approval.  Each Fund’s investment objective is a non-fundamental policy.  If the Funds’ Board of Directors determines to change a Fund’s non-fundamental policy, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Please remember that an investment objective is not a guarantee.  An investment in the Funds may not appreciate and investors may lose money.

The Funds’ Principal Investment Strategies

The Funds’ investment adviser believes the Funds are most likely to achieve their investment objective if they consistently invest in companies that perform better than the investment community expects.  Accordingly, the Funds invest in fundamentally sound companies that are experiencing a positive change.  Fundamentally sound companies generally have some or all of the following attributes under normal market conditions:

▪	Earnings growth typically over 20% annually
▪	High rates of profitability
▪	Strong balance sheets
▪	High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

The positive change could be:

▪	New products
▪	New management
▪	An acquisition or divestiture
▪	Legislative changes

The Funds typically do not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects.  The Funds are generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

6

Additional Principal Risks of Investing in the Funds [graphic]

Investing in shares of common stock or in ADRs involves risks.  The common stocks or ADRs in which the Funds invest may decline in value for any number of reasons.  If that happens, the value of your investment will decline as well.  The Funds’ investment adviser believes that the following are some of the main reasons why common stocks or ADRs purchased by the Funds may decline in value.

▪	The Funds’ investment adviser was incorrect in its assessment of a company’s prospects.

▪	The Funds’ investment adviser was correct in its assessment of a company’s prospects, but the company was out-of-favor with other investors.

▪	Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called “a flight to safety”).

Temporary Defensive Positions

The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies but that are dictated by their sell discipline.  This means the Funds will attempt to avoid losses by investing in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements.  The Funds will not be able to achieve their investment objectives of capital appreciation to the extent that they invest in money market instruments since these securities do not appreciate in value.  When the Funds are not taking a temporary defensive position, they still will hold enough cash and money market instruments to meet current needs and to take advantage of investment opportunities.

Disclosure of Portfolio Holdings
The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings.

Management of the Funds

About the Adviser

Friess Associates, LLC (the “Adviser”), P.O. Box 576, Jackson, Wyoming 83001 manages the investment portfolios for the Funds.  The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate,  Friess Associates of Delaware, LLC (the “Sub-Adviser”), P.O. Box 4166, Greenville, Delaware 19807.  In addition to the Funds, Friess Associates, LLC is the investment adviser to Brandywine Advisors Midcap Growth Fund and individual and institutional clients with substantial investment portfolios.  Friess Associates was established in 1974. Affiliated Managers Group, Inc. (“AMG”) owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.

Compensation

As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds.  The Funds pay the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Funds.

The Adviser, not the Funds, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreements for the Funds with the Adviser is available in the Funds’ semi-annual report to shareholders for the most recent period ended March 31.

Investment Decisions

The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds.  In allocating brokerage business for the Funds, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts (or analysts of other firms retained by the broker) for consultation.

All investment decisions are made by a team of investment professionals representing the Adviser and Sub-Adviser, any of whom may make recommendations subject to the final approval of William D’Alonzo, John P. Ragard or another member of the Adviser’s management team to whom they may delegate the authority.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

7

Mr. D’Alonzo has been an officer of both Funds since 1990 and a director since 2001 and Chairman of the Board of Directors since 2004.  He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser.  Mr. Ragard has been a Research Team Leader since 1995 and has been a member of the Management Committee of the Adviser and Sub-Adviser since 2001.

Determining Net Asset Value
The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value (“NAV”).  The Funds calculate NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on most national holidays and on Good Friday.  The Funds calculate NAV based on the market price of the securities (other than money market instruments) they hold.

If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV per share. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day’s NAV.  If the transfer agent receives your request after that time, it will be priced at the next business day’s NAV.

The NAV of each Fund can be found daily on the Funds’ website, www.brandywinefunds.com; by calling 1-800-656-3017; and, on many major mutual fund listings under the heading “Brandywine Funds.”  The Nasdaq symbols are “BRWIX” for Brandywine Fund and “BLUEX” for Brandywine Blue Fund.

About Our Minimum Requirements for Initial Investment
The Board of Directors has established $10,000 as the minimum initial investment in each of the Brandywine Funds.

Employees, officers and directors of the Funds, the Adviser or the Sub-Adviser or firms providing contractual services to the Funds, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum.  The officers of the Funds may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds a Fund’s minimum initial investment requirement, and for IRAs.  The officers may also, but are not required to, waive or lower the requirement for shareholders’ spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

Shares sold through Servicing Agents, as defined on page 10, may not be subject to any minimum investment requirements.

Investing with Brandywine Funds
Our goal is to make it easy and pleasant for you to do business with us.  This section will help you become familiar with the various services we offer to you as a shareholder.

How to Open Your Brandywine Funds Account

1.Read this prospectus carefully.

2.Determine how much you want to invest and in which fund.

Minimum investments are as follows:

Brandywine Fund
To open a new account	$10,000
To add to an existing account	$1,000
Automatic Investment Plan	$500

Brandywine Blue Fund
To open a new account	$10,000
To add to an existing account	$1,000
Automatic Investment Plan	$500

3.Complete the appropriate parts of the purchase application, carefully following the instructions. (Additional purchase applications may be obtained from the Funds’ website, www.brandywinefunds.com or by contacting the Funds.)

8

Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent if you need additional assistance with your application.

If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4.Complete the appropriate parts of the application for certain account privileges, such as telephone or Internet transactions, electronic transfer, wire transfer and exchanges.  By establishing this information now, you can avoid the delay and inconvenience later of having to file an additional form.  Adding these privileges at a later date may require a signature guarantee.  See “To Obtain a Signature Guarantee” on page 12.

5.Enclose your check.  All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable.  All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor will the Funds accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Certain exceptions may apply for retirement plan accounts.

[graphic] U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Funds as a result.

6.Send application and check to:

BY MAIL    [graphic]

For First Class Mail
Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Overnight Delivery Service or Registered Mail:
Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests do not constitute receipt by the transfer agent or the Funds.

BY WIRE    [graphic]

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

9

Wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit:
Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
(shareholder account number)
(shareholder registration)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.  This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

1.Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment restrictions.

2.Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3.Charge fees to their customers for the services they provide them.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

4.Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

5.Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on behalf of the Funds).  This means that if the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other information about purchasing shares of the Funds

The Funds may reject any purchase application for any reason.  The Funds will not accept initial purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Funds or are made in accordance with the wiring instructions on page 10.  Shares of the Funds have not been registered for sale outside of the U.S.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Share Certificates

Shares are credited to your account, but certificates are not issued unless you request them by writing to:

10

The Brandywine Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

How to get in touch with Brandywine Funds
If you have any questions, please call one of our Investor Service Representatives at:
1-800-656-3017 or 1-414-765-4124
Monday - Friday 8:00 a.m. - 7:00 p.m. CST.

How to Buy Additional Shares in Brandywine Funds

You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 10.

All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable.  All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor will the Funds accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Certain exceptions may apply for retirement plan accounts.

Note:

In the case of retirement plan accounts established through Servicing Agents, additional shares may be purchased by the plans through Servicing Agents without regard to the Funds’ minimum subsequent purchase amounts.

TELEPHONE PURCHASES  [graphic]

The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases.  The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC.  To have Fund shares purchased at the NAV determined at the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-656-3017.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may request this option by sending U.S. Bancorp Fund Services, LLC the “Telephone Option” form available on our website (www.brandywinefunds.com).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

INTERNET PURCHASES  [graphic]

After your account is established, you may set up a password by logging onto www.brandywinefunds.com.  See “Account Services and Policies–Website” on page 15.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check with which to establish your bank account instructions in order to complete Internet transactions.

For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.  If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.

How to Sell Shares of Brandywine Funds

Important Tax Note:

[graphic] Any sale or exchange of shares in a non-retirement account could result in a taxable gain or loss.  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.  Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

11

You may sell (redeem) some or all of your shares at any time during normal business hours.  If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption.  The written request should contain a signature guarantee.  Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

You will need to assemble the following information:

▪	Account number(s)

▪	Amount of money or number of shares being redeemed

▪	Name(s) on the account

▪	Your daytime phone number

▪	Signature(s) of all registered account owners, if you plan to request a redemption in writing

▪	A signature guarantee is also required under special circumstances, including:

1. When redemption proceeds are payable to or sent to any address, person or bank account other than as registered with the Funds.

2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

3. When changing ownership on an account.

4. When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Funds’ transfer agent may require a signature guarantee, or other acceptable signature verification, in other instances based on the circumstances relative to the particular situation.

▪
Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.  Contact the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

To Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine.  It protects shareholders from unauthorized account transfers.  You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notarized signature is not acceptable.

Send a Letter of Instruction

Include with your letter the necessary information you have already assembled.

The Price You Will Receive for Your Shares

The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL    [graphic]

For First Class Mail

Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Overnight Delivery Service or Registered Mail:

Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests do not constitute receipt by the transfer agent or the Funds.

BY TELEPHONE   [graphic]

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the application or by written request to U.S. Bancorp Fund Services, LLC.  Adding this option after your account is already established may require a signature guarantee or other acceptable signature verification.

12

To request a telephone redemption, assemble the same information that you would include in the letter of instruction for a written redemption request.  Call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.  Please do not call the Funds or the Adviser.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

THROUGH SERVICING AGENTS [graphic]

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

AUTOMATICALLY   [graphic]

The Systematic Withdrawal Plan option may be activated if you have a minimum of $10,000 in either your Brandywine Fund account or your Brandywine Blue Fund account.

This option allows you to redeem a specific dollar amount from your account on a regular basis.  You may vary the amount or frequency of withdrawal payments or temporarily discontinue them.  For more information or to request the appropriate form, please call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

Payment of Redemption Proceeds

A Check Will be Mailed to You

Payment for your redeemed shares will generally be sent to you on the business day following the day U.S. Bancorp Fund Services, LLC receives your valid request.  Normally, your payment will be made no later than the seventh day after your shares are redeemed.

Exceptions:  If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared.  This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire.  If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

Electronic Transfers

If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account.  An Electronic Funds Transfer (“EFT”) generally takes up to 2-3 business days to reach the shareholder’s bank account.  A voided check should be included with your application to establish EFT instructions on your account.  There is no fee for this option.  Your bank must be a member of the Automated Clearing House Network (“ACH”).

By Wire

If you have established this option, your redemption proceeds can be wired directly into your designated bank account.  The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder’s account.

Disclosures Related to Market Timing

Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Funds’ Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds. The Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds.

13

The Funds’ officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds.  The Funds’ officers will report to the Board of Directors any such unusual trading in shares of the Funds.  In such event, the Funds’ Board of Directors may reconsider its decision not to adopt policies and procedures.

This policy does not affect the Funds’ right to reject any purchase request.  The Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.

How to Exchange Shares

You may exchange shares of Brandywine Blue Fund for shares of Brandywine Fund or Brandywine Advisors Midcap Growth Fund, and exchange shares of Brandywine Fund for shares of Brandywine Blue Fund or Brandywine Advisors Midcap Growth Fund, provided that you can meet or have met the $10,000 minimum.  Before exchanging your shares, you should first carefully read the appropriate sections of the prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account.

The exchange privilege is not intended as a vehicle for short-term or excessive trading.  Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders.  Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who engages in short-term or excessive trading.

Important Tax Note:

When you exchange shares, you are redeeming your shares in one fund and buying shares of another fund.  For federal income tax purposes, such an exchange is a taxable event in which you may realize a capital gain or loss.  Before making an exchange request, you should consult a tax or other financial adviser to determine the tax consequences. (This concern does not apply to IRA or other tax-exempt accounts.)

To exchange shares, send your written request to:

For First Class Mail

Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Overnight Delivery Service or Registered Mail:

Brandywine Fund, Inc. or
  Brandywine Blue Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

You must include:
•	Account name

•	Account number

•	Amount or number of shares of Fund to be exchanged

•	Signatures of all registered account owners are required.

If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 1-800-656-3017.

The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical.

At the present time there are no limitations on the number of exchanges a shareholder can make, and no exchange fee is currently imposed by the Funds on exchanges.

Dividends, Distributions and Taxes
The Funds intend to distribute annually all of their net earnings in the form of dividends and capital gains distributions.  As long as the Funds meet the requirements for being a regulated investment company, which is their intent, they pay no federal income tax on the earnings they distribute to the shareholders.  Consequently, distributions you receive from the Funds, whether reinvested in additional shares of the Funds or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

Income dividends come from the dividends that the Funds earn from their holdings as well as interest they receive from their cash investments, less expenses.  Capital gains are realized whenever the Funds sell securities for higher prices than they paid for them.  These capital gains are either short-term or long-term depending on how long the Funds held the securities.

Most investors have their dividends and capital gains distributions reinvested in additional shares of the Funds.  When you open an account, you must specify on your application how you want to receive your distributions.  You may change your distribution option anytime by writing or calling the Funds at 1-800-656-3017 or 1-414-765-4124.

14

You can receive distributions of dividends and capital gains in two ways:

1.Reinvestment

Dividends and capital gains are automatically reinvested in additional shares of the Funds, unless you request them to be paid in cash.  You will be advised of the number of shares purchased and the price paid following each reinvestment.  The amount so reinvested is added to the basis value of your total investment.

2.Dividends and capital gains in cash

Both dividends and capital gains are paid in cash.  You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account.  The reinvestment will be at such Fund’s current net asset value and all subsequent distributions will also be reinvested.

The primary distribution will normally be made near the end of October, following the close of the Funds’ fiscal year, with a second distribution, if required, at the end of December.

In January, the Funds will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

[graphic] Even if you buy shares shortly before or on the “record date”, the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution.  This may seem unfair to a taxable investor who has yet to enjoy the returns of the Fund which generated the distribution.  However, your future tax liability may be reduced as a result of the distribution.  In any case, you may wish to consider the Funds’ record date before investing.

[graphic] The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.  Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

Shareholder Statements and Reports
To help you keep accurate records, we will send you a confirmation immediately following each transaction you make and quarterly statements.  In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you.  Information on the status of your account is always available by telephone.

Four times a year, the Adviser will send you a report on the Funds.  These comprehensive reports include an assessment of the Funds’ performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Funds’ holdings and other items of interest.  The Adviser may also provide interim letters to update shareholders about important matters.

Account Services and Policies
Immediate Balance Information

Through an electronic Voice Response Unit (“VRU”), we offer 24-hour-a-day shareholder service.  Just call 1-800-656-3017 for an update on your account balance or latest share prices.  The VRU will guide you to your desired information.  Remember to have your account number handy.

Website

Visit the Funds’ site at: http://www.brandywinefunds.com

On our website you can confirm your account balance, review recent transactions and make additional purchases if you have selected that option.  We are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information. To access your account or establish your personal identification number (PIN), you must verify your identity by providing your social security number or tax identification number, and your account number.  When you establish your PIN, you will also be prompted to create a “Reset PIN Question and Answer” to enable you to reset a disabled or forgotten PIN directly from the website.  Should you require assistance with your account access, please contact a Shareholder Services Representative at 1-800-656-3017 or 1-414-765-4124.

15

Account Minimums

[graphic] The Funds reserve the right to redeem the shares held in any account, other than an IRA or an account with a Service Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000.  The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

Telephone and Electronic Transactions

It may be difficult to reach the Funds by telephone during periods of unusual market activity.  If you are unable to reach a representative by telephone, you may have to send written instructions.

Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.

Telephone redemptions must be received by or prior to market close (normally 4:00 p.m. Eastern Time).  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Shares of the Funds may not be redeemed via the Internet.

Once a telephone or Internet transaction has been placed, it cannot be canceled or modified.

Procedures for telephone redemptions may be modified or terminated at any time by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC. The Funds reserve the right to refuse a telephone redemption request if it is believed advisable to do so.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.  Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee.  No telephone redemptions will be allowed within 30 days of an address change.

Temporary Suspension of Services

The Funds can stop selling shares at any time and may postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

Index Descriptions
The S&P 500® Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group.  Each stock’s weighting is based on its relative total market value.  Stocks may be added or deleted from the Index which assumes reinvestment of dividends.

The Russell 3000® Index, a trademark of the Frank Russell Company, consists of the 3,000 largest publicly traded companies in the United States based on total market capitalization and assumes reinvestment of dividends.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values and assumes reinvestment of dividends.  The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.

The Russell 1000® Index, a trademark of the Frank Russell Company, consists of the largest 1,000 companies included in the Russell 3,000 Index and assumes the reinvestment of dividends.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values and assumes the reinvestment of dividends.

16

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request.  To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.

Brandywine Fund, Inc.

	Years Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.86	$40.98	$32.27	$31.50	$24.19
Income from investment operations:
Net investment loss(1)	(0.05)	(0.18)	(0.19)	(0.10)	(0.08)
Net realized and unrealized (losses) gains on investments	(5.59)	(8.72)	9.15	0.87	7.39
Total from investment operations	(5.64)	(8.90)	8.96	0.77	7.31
Less distributions:
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gains	(0.11)	(5.22)	(0.25)	-	-
Total from distributions	(0.11)	(5.22)	(0.25)	-	-
Net asset value, end of year	$21.11	$26.86	$40.98	$32.27	$31.50
TOTAL RETURN	(20.98%)	(25.16%)	27.90%	2.44%	30.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,281,681	3,421,787	4,851,268	4,066,292	3,995,582
Ratio of expenses to average net assets	1.10%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment loss to average net assets	(0.25%)	(0.54%)	(0.54%)	(0.31%)	(0.25%)
Portfolio turnover rate	239%	210%	162%	200%	183%

(1)Net investment loss per share was calculated using average shares outstanding.

Brandywine Blue Fund, Inc.

	Years Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$23.86	$38.18	$31.15	$31.33	$25.21
Income from investment operations:
Net investment income (loss)(1)	0.04	(0.07)	(0.02)	(0.00)*	(0.04)
Net realized and unrealized (losses) gains on investments	(3.23)	(10.38)	8.15	0.96	6.16
Total from investment operations	(3.19)	(10.45)	8.13	0.96	6.12
Less distributions:
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gains	-	(3.87)	(1.10)	(1.14)	-
Total from distributions	-	(3.87)	(1.10)	(1.14)	-
Net asset value, end of year	$20.67	$23.86	$38.18	$31.15	$31.33
TOTAL RETURN	(13.37%)	(30.70%)	26.82%	3.47%	24.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,461,907	3,323,668	3,304,281	1,856,496	1,230,936
Ratio of expenses to average net assets	1.16%	1.13%	1.12%	1.10%	1.12%
Ratio of net investment income (loss) to average net assets	0.21%	(0.23%)	(0.06%)	(0.02%)	(0.13%)
Portfolio turnover rate	261%	267%	184%	207%	181%

(1)Net investment income (loss) per share was calculated using average shares outstanding.
*  Amount less than $0.005 per share.

17

The Brandywine Funds

[Insert Logo]

The Brandywine Funds
P.O. Box 4166
Greenville, Delaware 19807
E-mail: bfunds@friess.com
Website: http://www.brandywinefunds.com
1-800-656-3017 or 1-414-765-4124

To learn more about the Brandywine Funds, you may want to read the Statement of Additional Information (“SAI”) which contains additional information about the Funds.  The Brandywine Funds have incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Funds’ investments by reading the Funds’ annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, by calling 1-800-656-3017 or 1-414-765-4124 or by writing to:

The Brandywine Funds
P.O. Box 4166
Greenville, Delaware 19807

The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.brandywinefunds.com).

Prospective investors and shareholders who have questions about Brandywine Funds may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about Brandywine Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to Brandywine Funds Investment Company Act File No. 811-04447 for Brandywine Fund and No. 811-06221 for Brandywine Blue Fund when seeking information about the Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION for Brandywine Fund (BRWIX) and Brandywine Blue Fund (BLUEX)	January 29, 2010

BRANDYWINE FUNDS

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Brandywine Funds dated January 29, 2010.  Requests for copies of the prospectus should be made in writing to the Brandywine Funds, P.O. Box 4166, Greenville, Delaware, 19807, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (800) 656-3017.

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2009, of Brandywine Fund, Inc. (File No. 811-04447) and Brandywine Blue Fund, Inc. (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 26, 2009:

Brandywine Fund, Inc.

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements (combined)
Report of Independent Registered Public Accounting Firm (combined)

Brandywine Blue Fund, Inc.

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements (combined)
Report of Independent Registered Public Accounting Firm (combined)

BRANDYWINE FUND, INC.
BRANDYWINE BLUE FUND, INC.
P.O. Box 4166
Greenville, Delaware  19807

BRANDYWINE FUNDS

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 29, 2010 and, if given or made, such information or representations may not be relied upon as having been authorized by the Brandywine Funds.

This Statement of Additional Information does not constitute an offer to sell securities.

GENERAL INFORMATION AND HISTORY

Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (each a “Company” and collectively the “Companies”) are open-end, diversified management companies registered under the Investment Company Act of 1940 (the “Act”).  The Companies are Maryland corporations.  Brandywine Fund, Inc. was incorporated on October 9, 1985 and Brandywine Blue Fund, Inc. was incorporated on November 13, 1990.  Brandywine Fund, Inc. consists of one series, Brandywine Fund.  Brandywine Blue Fund, Inc. consists of two series, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund.  This Statement of Additional Information (“SAI”) provides information regarding Brandywine Fund and Brandywine Blue Fund, but not Brandywine Advisors Midcap Growth Fund.  (Brandywine Fund and Brandywine Blue Fund are sometimes hereinafter individually referred to as a “Fund” and collectively as the “Funds”).

INVESTMENT RESTRICTIONS

Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

2. Brandywine Blue Fund will not purchase warrants.  Brandywine Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets and of such 5% not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

3. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund’s net assets.  Neither Fund will purchase securities while it has any outstanding borrowings.

4. Neither Fund will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of such Fund’s total assets) and neither Fund will lend its portfolio securities.

5. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund’s assets, taken at current value, would be invested in securities of registered closed-end investment companies.

6. Neither Fund will make investments for the purpose of exercising control or management of any company.

7. Each Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

8. Neither Fund will concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

9. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Companies or an officer, director or other affiliated person of the Funds’ investment adviser.

10. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of the Companies, or directors, officers or other affiliated persons of the Funds’ investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

11. Neither Fund will act as an underwriter or distributor of securities other than of its shares and neither Fund will purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

12. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

13. Neither Fund will purchase or sell real estate or real estate mortgage loans.  (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

14. Neither Fund will purchase or sell commodities or commodities contracts, including futures contracts.

The following investment limitation is not fundamental and may be changed without stockholder approval.

1. Neither Fund will invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, or equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

Unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund’s assets will not constitute a violation of that restriction.

INVESTMENT CONSIDERATIONS

Each of the Funds invests mainly in common stocks of U.S. companies.  However when the Funds’ investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants (Brandywine Fund only).  (Neither Fund currently intends to invest more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.)  Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.  Each Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor’s Corporation (AAA, AA and A) or Moody’s Investors Service, Inc. (Aaa, Aa and A).  In the event a publicly distributed debt security is downgraded after investment, a Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Service, Inc.).  If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”

The Funds may invest in securities of foreign issuers or in American Depository Receipts of such issuers.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit for the Fund’s stockholders.  Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds’ investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

The money market instruments in which the Funds invest include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor’s Corporation or Prime-1 by Moody’s Investors Service, Inc., commercial paper master notes and repurchase agreements.  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Funds’ investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price.  Neither Fund will enter into repurchase agreements with entities other than banks nor invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the investment adviser, investment considerations warrant such action.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Brandywine Fund
September 30, 2009	239%
September 30, 2008	210%

Brandywine Blue Fund
September 30, 2009	261%
September 30, 2008	267%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ stockholders.  The Funds may not receive any compensation for providing this information.  The Funds’ Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

Fund Service Providers.  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings.  As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Funds’ Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.  These third party service providers include the Funds’ administrator, independent registered public accountants, financial printer, legal counsel, transfer agent and custodian.

Rating and Ranking Organizations.  The Funds’ Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below.  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is approximately 10 business days old.

Morningstar, Inc.
Lipper, Inc.
Bloomberg L.P.
Thomson Financial Research
Vickers Stock Research
AON Investment Consulting
R.V. Kuhns & Associates (Brandywine Fund only)
Prime Buchholz & Associates, Inc. (Brandywine Fund only)
Evaluation Associates (Brandywine Fund only)

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ stockholders to provide them with non-public portfolio holdings information.  This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information.  However, the Funds’ officers  receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds.  The Funds’ officers will report to the Board of Directors any such unusual trading in shares of the Funds.  The Funds may not pay these organizations.

Public Disclosure.  The Funds’ quarterly reports to stockholders, containing quarter-end portfolio holdings, are distributed to stockholders approximately 10 business days after the end of each calendar quarter.

DIRECTORS AND OFFICERS OF THE COMPANIES

As Maryland corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors.  The same persons currently serve as directors and officers of both Brandywine Fund, Inc. and Brandywine Blue Fund, Inc.  The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the current directors and officers of the Companies, as of the date of this SAI, are as follows:

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
“Disinterested Persons”
C. Quentin S. Jackson Age: 66 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director (Lead Independent Director)	Indefinite, until successor elected Since 2001	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multi-billion dollar insurance company mutually owned by energy companies.	3	None

Stuart A. McFarland Age: 62 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director (Chairman of the Audit Committee, since June, 2004)	Indefinite, until successor elected Since 2001	Mr. McFarland is Managing Partner of Federal City Capital Advisors, LLC, a financial advisory firm. He was the Chairman of Federal City Bancorp, a thrift holding company, from April 2004 until June 2007.	3	Helios Funds and Newcastle Investment Corporation

W. Richard Scarlett III Age: 70 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director	Indefinite, until successor elected Since 2001	Mr. Scarlett is retired. He was the President and Chief Executive Officer of Jackson Bank & Trust. He was the Chairman and Chief Executive Officer of United Bancorporation of Wyoming, Inc. from 1981 to July 2008.	3	None

Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
“Disinterested Persons”
Thomas D. Wren Age: 58 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director	Indefinite, until successor elected Since 2006	Mr. Wren is a senior advisor for Promontory Financial Group, LLC, Washington, DC, a financial and regulatory consulting firm. Mr. Wren was the Treasurer of MBNA Corporation and its MBNA American Bank, N.A. subsidiary from 1995 to 2006.	3	ACM Financial Trust, Inc. and Hatteras Financial Corp.

James W. Zug Age: 69 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director	Indefinite, until successor elected Since 2001	Mr. Zug is a retired Partner of PricewaterhouseCoopers LLP. He was employed with PricewaterhouseCoopers and its predecessors from 1964 until 2000.	3	Allianz Funds, Amkor Technology, Inc. and Teleflex Inc.
_______________
(1)           Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
“Interested Persons” (as defined in the Act) (2)
William F. D’Alonzo Age: 55 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Director President and Chairman	Indefinite, until successor elected Since 2001 1 year term President since 2003 Chairman since 2004	Mr. D’Alonzo joined Friess Associates, LLC in 1981 as part of the research team. He became Chief Investment Officer of Friess Associates, LLC and Friess Associates of Delaware, LLC, an affiliate of Friess Associates, LLC (the “Friess Copanies”) in 1997 and Chief Executive Officer of the Friess Companies in 2002.	3	None

Lynda J. Campbell Age: 64 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Vice President, Secretary and Treasurer	1 year term Vice President since 1998; Secretary since 1990; Treasurer since 2007	Ms. Campbell joined Friess Associates, LLC in 1985. She is currently Chief Administrative Officer of the Friess Companies.	N/A	N/A

Joseph J. Fields Age: 54 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Vice President	1 year term Since 2007	Mr. Fields joined Friess Associates, LLC in 1999. He is currently a Client Relationship Manager of the Friess Companies.	N/A	N/A

Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
“Interested Persons” (as defined in the Act) (2)
J. Gordon Kaiser Age: 50 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Vice President	1 year term Since 2007	Mr. Kaiser joined Friess Associates, LLC in 1999. He is currently a Client Relationship Manager of the Friess Companies.	N/A	N/A

David D. Marky Age: 44 Address: c/o Friess Associates, LLC P.O. Box 4166 Greenville, DE 19807	Vice President, Assistant Secretary and Chief Compliance Officer
1 year term as Vice President and Assistant Secretary and at the discretion of the Board as Chief Compliance Officer;
Vice President since 2002;
Chief Compliance Officer since 2004;
Assistant Secretary since 2002
			Mr. Marky joined Friess Associates, LLC in 2000. He is currently the Compliance Officer of the Friess Companies and the Chief Compliance Officer of the Funds.	N/A	N/A
_______________

(1)           Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.
(2)           All of the officers of the Companies and employees of the Friess Companies are “interested persons” of the Companies (as defined in the Act

Each of the Companies’ Boards of Directors has created an audit committee whose members consist, as of the date of this SAI, of Messrs. McFarland, Wren and Zug.  The primary functions of the audit committee are to recommend to the Companies’ Boards of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records. The Companies’ Boards of Directors have no other committees.  The audit committee met twice during the fiscal year ended September 30, 2009.

The current standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund to pay each disinterested director a fee of $20,500, $20,500 and $3,000, respectively.  The lead independent director is paid an additional $5,000 annually, divided proportionately among the Funds.  The chairman of the audit committee is paid an additional $5,000 annually, divided proportionately among the Funds.  The Companies also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

The tables below sets forth the compensation paid by the Brandywine Fund and Brandywine Blue Fund to each of the current Directors of the Companies during the fiscal year ended September 30, 2009:

COMPENSATION TABLE
BRANDYWINE FUND

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex(1) Paid to Directors
“Disinterested Persons”
C. Quentin S. Jackson	$22,789	$0	$0	$49,000
Stuart A. McFarland	$22,764	$0	$0	$49,000
W. Richard Scarlett III	$20,500	$0	$0	$44,000
Thomas D. Wren	$20,500	$0	$0	$44,000
James W. Zug	$20,500	$0	$0	$44,000
“Interested Persons” (as defined in the Act)
William F. D’Alonzo	$0	$0	$0	$0
_______________

(1)	Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.

COMPENSATION TABLE
BRANDYWINE BLUE FUND

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex(1) Paid to Directors
“Disinterested Persons”
C. Quentin S. Jackson	$23,073	$0	$0	$49,000
Stuart A. McFarland	$23,103	$0	$0	$49,000
W. Richard Scarlett III	$20,500	$0	$0	$44,000
Thomas D. Wren	$20,500	$0	$0	$44,000
James W. Zug	$20,500	$0	$0	$44,000
“Interested Persons” (as defined in the Act)
William F. D’Alonzo	$0	$0	$0	$0
_______________

(1)	Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.

The governance policies of the Funds contemplate that each independent director will have invested in excess of $100,000 in the aggregate of shares of Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund after three years of service as a director.  It is not contemplated that directors will modify their investment level in the Funds due to market value fluctuations.  The following table sets forth the dollar range of equity securities beneficially owned by each director in Brandywine Fund and Brandywine Blue Fund as of December 31, 2009, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in Brandywine Fund	Dollar Range of Equity Securities in Brandywine Blue Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
“Disinterested Persons”
C. Quentin S. Jackson	Over $100,000	Over $100,000	Over $100,000
Stuart A. McFarland	$10,001-$50,000	$50,001 - $100,000	Over $100,000
W. Richard Scarlett III	Over $100,000	$50,001 - $100,000	Over $100,000
Thomas D. Wren	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
James W. Zug	$10,001-$50,000	$10,001-$50,000	$50,001 - $100,000
“Interested Persons” (as defined in the Act)
William F. D’Alonzo	Over $100,000	Over $100,000	Over $100,000
_______________ (1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only funds in the fund complex.

The Companies and Friess Associates, LLC, the Funds’ investment adviser, have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund.  The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.  While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Funds, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits a purchase within ten business days of a redemption and a redemption within ten business days of a purchase.

Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds’ website at hhtp://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with their proxy voting policy.  The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Funds.  When the Funds vote proxies they generally follow the so-called “Wall Street Rule” (namely, they vote as management recommends or sell the stock prior to the meeting).  The Friess Companies believes that following the “Wall Street Rule” is usually consistent with the economic best interests of the Funds.  Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

In the event that a vote presents a conflict of interest between the interests of the Funds and the Friess Companies, the Friess Companies will defer to the recommendations of RiskMetrics Group.  A brief description of the recommendations of RiskMetrics Group is set forth below.

The RiskMetrics Group proxy voting guidelines generally call for voting FOR:

•	Proposals to ratify auditors

•	Proposals to repeal classified boards and to elect all directors annually

•	Proposals asking that a majority or more of directors be independent

•	Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

•	Proposals to allow or make easier stockholder action by written consent

•	Proposals that remove restrictions on the right of stockholders to act independently of management

•	Proposals to lower supermajority vote requirements

•	Proposals to adopt confidential voting

•	Proposals asking a company to submit its poison pill for stockholder ratification

The RiskMetrics Group proxy voting guidelines generally call for voting AGAINST:

•	Proposals to classify the board of directors

•	Proposals to restrict or prohibit stockholder ability to take action by written consent

•	Proposals to restrict or prohibit stockholder ability to call special meetings

•	Proposals to require a supermajority vote

•	Proposals to eliminate cumulative voting

The RiskMetrics Group proxy voting guidelines generally call for voting on a case-by-case basis on:

•	Proposals to elect directors in uncontested elections (RiskMetrics Group considers independence, attendance, long-term company performance and a number of other factors)

•
Proposals requiring that the positions of chairman and chief executive officer be held by different persons.  (RiskMetrics Group looks to see if the company has governance structures in place that counterbalance a combined position)

•	Proposals to elect directors in contested elections (RiskMetrics Group evaluates each side’s qualifications, track record and proposals)

•	Proposals to redeem or ratify a poison pill

•	Proposals for a merger or other corporate restructuring (RiskMetrics Group considers pricing, strategic rationale and the negotiating process)

•	Proposals for reincorporation (RiskMetrics Group considers both financial and corporate governance concerns)

•	Proposals to increase authorized common stock and to create dual class common stock (RiskMetrics Group considers the financial and voting implications)

•	Proposals to approve compensation plans (RiskMetrics Group considers a number of factors that primarily focus on the level of transfer of stockholder wealth and voting power dilution)

PRINCIPAL STOCKHOLDERS

Set forth below are the names and addresses of all holders of each Fund’s shares who as of December 31, 2009 owned more than 5% of such Fund’s then outstanding shares, as well as the number of shares of each Fund beneficially owned by all officers and directors of the Company as a group.

Brandywine Fund
Name and Address of Beneficial Owner	Percentage Ownership

National Financial Services LLC (1) FBO The Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	11.59%

Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94101	10.88%

Officers and directors as a group (10 persons)	(2)
(1) Owned of record only. (2) Less than one percent.

Brandywine Blue Fund
Name and Address of Beneficial Owner	Percentage Ownership

Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Franciso, CA 94101-4151	15.08%

National Financial Services LLC (1) FBO The Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281-1003	13.03%

Prudential Investment Management Services (1) FBO Mutual Fund Clients Attn: Pruchoice Unit, Mail Stop NJ 05-11-20 3 Gateway Center FL 11 Newark, NJ 07102-4200	11.77%

Edward D. Jones & Co. (1) Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	8.13%

First Command Bank (1) 1 First Command Plaza Fort Worth, TX 76109-4998	7.13%

Officers and directors as a group (10 persons)	(2)
(1) Owned of record only. (2) Less than one percent.
Other than the foregoing, the Funds were not aware of any person who, as of December 31, 2009, owned of record or beneficially 5% or more of the shares of either Fund.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser

The investment adviser to the Funds is Friess Associates, LLC (formerly Friess Associates, Inc.) (the “Adviser”).  Affiliated Managers Group, Inc. (“AMG”) is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms.  Each investment advisory agreement between a Fund and the Adviser (each an “Advisory Agreement”, and, collectively, the “Advisory Agreements”) allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers.  Under the Advisory Agreements, the Adviser furnishes continuous investment advisory services and management to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  For its services, each Fund pays the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of such Fund.  The Adviser at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not interested persons of the Adviser).

During each of the last three fiscal years, the Funds paid the Adviser investment advisory fees as set forth below:

Fund	Fiscal Year Ended September 30	Investment Advisory Fees

Brandywine Fund	2009	$23,048,359
	2008	$43,846,248
	2007	$43,777,629

Brandywine Blue Fund	2009	$25,957,953
	2008	$37,838,711
	2007	$24,462,505

The Funds pay all of their expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  No reimbursement was required during the fiscal years ended September 30, 2009 and 2008.  During the fiscal year ended September 30, 2007, such expenses included administrative services performed by the Adviser for which the Adviser was reimbursed by the Funds as set forth below:

Fund	Fiscal Year Ended September 30	Administrative Reimbursements

Brandywine Fund	2007	$4,245

Brandywine Blue Fund	2007	$3,055

The Funds also pay the fees of directors who are not interested persons of the Companies, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the Funds’ net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds’ shares are qualified for sale.  As of the date hereof, no such state law provision was applicable to either Fund.  Each Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund’s fiscal year if accrued expenses thereafter fall below this limit.  Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse each Fund for any such expenses incurred in excess of 2% of average net assets.  No reimbursement was required during the fiscal years ended September 30, 2009, 2008 and 2007.

Each Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the applicable Fund’s stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

Each Advisory Agreement provides that the Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Sub-Adviser

The sub-adviser to each Fund is Friess Associates of Delaware, LLC (the “Sub-Adviser”).  AMG is the managing member of the Sub-Adviser.  Pursuant to sub-advisory agreements between each Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreements”), the Sub-Adviser is responsible for managing the investment and reinvestment of each Fund’s assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser.  Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Companies or the Funds, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it.  For its services to each Fund, the Adviser, not the Fund, pays the Sub-Adviser’s fees.

Each Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days’ written notice to the other parties, and that it shall be automatically terminated if it is assigned.

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”

Portfolio Managers

The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2009.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William F. D’Alonzo	3 $192,067,687	1 $380,070,191	141 $4,191,158,689	-- $--	-- $--	-- $--
John P. Ragard	3 $192,067,687	1 $380,070,191	141 $4,191,158,689	-- $--	-- $--	-- $--

The portfolio managers of the Adviser and the Sub-Adviser are often responsible for managing other accounts.  The Adviser and the Sub-Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates or the Sub-Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades).  The Adviser and the Sub-Adviser have developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser and the Sub-Adviser have adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

With respect to initial public offerings and secondary offerings that are part of a syndicate calendar (collectively “IPOs”) the Adviser and Sub-Adviser use their best efforts to allocate fairly IPOs to all eligible accounts.  When feasible, IPOs are allocated pro rata to all eligible accounts.  Such allocations are generally not feasible because IPO allocations are limited and a pro rata allocation would result in extremely small positions held by eligible accounts.  To avoid this result IPOs are generally allocated to eligible accounts using a rotation system designed to treat equitably all eligible accounts.  The rotation system considers the performance of IPOs previously allocated.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2009.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
William F. D’Alonzo	Salary/Bonus	Adviser/Sub-Adviser
Mr. D’Alonzo receives a fixed salary from the Adviser that is set by reference to industry standards.  He also receives an annual bonus based on the growth of client assets managed by the Adviser and its resulting revenue.

John P. Ragard	Salary/Bonus	Adviser/Sub-Adviser
Mr. Ragard receives a fixed salary from the Adviser that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2009.

Name of Portfolio Managers	Dollar Range of Equity Securities of Brandywine Fund	Dollar Range of Equity Securities of Brandywine Blue Fund
William F. D’Alonzo	Over $1,000,000	Over $1,000,000

John P. Ragard	$100,001 - $500,000	$100,001 - $500,000

SERVICE AGREEMENTS

Effective October 1, 2009, U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator and accountant to the Funds pursuant to an administration agreement and an accounting agreement (the “Agreements”).  USBFS provides certain administrative and accounting services to the Funds, including, among other responsibilities, preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission; coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of the Funds’ independent contractors and agents; arranging for the computation of performance data, including net asset value; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Agreements, as compensation for its services, USBFS receives from the Fund complex (Brandywine Fund, Brandywine Blue Fund, Brandywine Advisors Midcap Growth Fund) a single fee based on the Funds’ aggregate current average daily net assets of: 0.012% on the first $3 billion, 0.009% on the next $2 billion and 0.0075% on the remaining assets, subject to a $40,000 per Fund annual minimum.   USBFS also is entitled to certain out-of-pocket expenses.  USBFS, the Transfer Agent and Custodian are affiliated entities under the common control of U.S. Bancorp.

The Agreements have initial terms of three years.  Subsequent to the initial three-year terms, the Agreements may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties.  Notwithstanding the foregoing, the Agreements may be terminated by any party upon the breach of the other party of any material term of the Agreements if such breach is not cured within 15 days of notice of such breach to the breaching party.  The Agreements also provide that the administrator shall not be liable for any error of judgment or mistake of law except a loss arising out of or relating to its refusal or failure to comply with the terms of the Agreements or from its bad faith, negligence or willful misconduct in the performance of its duties under the Agreements.

Prior to October 1, 2009, the Funds’ administrator and accountant was Fiduciary Management, Inc (“Fiduciary”) 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  The mutual fund administration and accounting servicing division of Fiduciary was acquired by USBFS on October 1, 2009.  The following table shows the dollar amount of administration fees paid to Fiduciary by the Funds for each of the Funds’ prior three fiscal years.

Fund	Fiscal Year Ended September 30	Service Fees
Brandywine Fund	2009	$274,424
	2008	$461,067
	2007	$576,071

Brandywine Blue Fund	2009	$285,507
	2008	$384,191
	2007	$194,684

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.

The net asset value (or “price”) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets less any liabilities, by the number of its outstanding shares.  In calculating each Fund’s net asset value, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other securities will generally be valued at the most recent bid price if market quotations are readily available.  Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.

The Funds value most money market instruments they hold at their amortized cost.  If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

PURCHASE OF SHARES

The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of that Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for that Fund.  For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.  No such transactions will be made with respect to any person in which an affiliated person of either Fund has a beneficial interest.

AUTOMATIC INVESTMENT PLAN

Stockholders wishing to invest fixed dollar amounts in the Funds monthly or quarterly can make automatic purchases in amounts of $500 or more on any day they choose by using the Companies Automatic Investment Plan.  If such day is a weekend or holiday, such purchase shall be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the stockholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Funds at 1-800-656-3017.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Companies reserve the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If a bank rejects payment, the Funds’ transfer agent will charge a $25 fee to the stockholder’s account.

Stockholders should notify the transfer agent, U.S. Bancorp Funds Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The Funds are unable to debit mutual fund or “pass through” accounts.  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against loss.

REDEMPTION OF SHARES

A stockholder’s right to redeem shares of either Fund will be suspended and the stockholder’s right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund’s securities or to determine fairly the value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN

The Funds have available to stockholders a Systematic Withdrawal Plan, pursuant to which a stockholder who owns shares of a Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a stockholder must complete an application which may be obtained from U.S. Bancorp Fund Services, LLC.  The Systematic Withdrawal Plan does not apply to shares of the Funds held in Individual Retirement Accounts or retirement plans.  To establish the Systematic Withdrawal Plan, the stockholder deposits his or her Fund shares with the applicable Fund and appoints it as his or her agent to effect redemptions of Fund shares held in his or her account for the purpose of making withdrawal payments (not more frequently than monthly) of a fixed amount to him or her out of the account.  Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Funds is required.  The stockholder’s signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

There is no minimum withdrawal payment.  These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a stockholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, stockholders should elect to have all income dividends and capital gains distributions payable by the Funds on shares held in such account reinvested into additional Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The stockholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the stockholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder’s account.

The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing.  The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying U.S. Bancorp Fund Services, LLC by telephone at 1-800-656-3017 or 414-765-4124.  Stockholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for each Fund are made by the Adviser.  In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. “markups” when the market maker sells a security and “markdowns” when the market maker buys a security).  However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.  While some brokers with whom a Fund effects portfolio transactions may recommend the purchase of either Fund’s shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Funds.

In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts (or analysts of other firms retained by the broker) for consultation.

Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Funds’ brokerage-to-brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services.  The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract.  They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser.  Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.)  They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry.  They may or may not provide consulting services to investment advisers other than the Adviser.  The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser’s clients.  These individuals may be granted limited access to the Adviser’s research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

During each of the last three fiscal years, the Funds paid brokerage commissions as follows:

Fund	Fiscal Year Ended September 30	Brokerage Commission Paid	Transactions for which Brokerage Commissions Were Paid
Brandywine Fund	2009	$14,990,929	$11,246,341,066
	2008	$18,579,575	$18,097,371,310
	2007	$16,766,669	$13,897,737,982

Brandywine Blue Fund	2009	$14,563,411	$12,852,977,526
	2008	$17,629,137	$20,109,796,474
	2007	$9,990,576	$9,070,339,533
Of the brokerage commissions paid by Brandywine Fund in the fiscal year ended September 30, 2009, all but $999,533 on transactions of $1,032,474,477 were paid to brokers who provided research services to the Adviser.  Of the brokerage commissions paid by Brandywine Blue Fund in the fiscal year ended September 30, 2009, all but $561,022 on transactions of $654,705,787 were paid to brokers who provided research services to the Adviser.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Funds.  As such, U.S. Bank, N.A. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Companies.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., acts as each Fund’s transfer agent and dividend disbursing agent.

TAXES

Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years.  If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to stockholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends from each Fund’s net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder’s holding period for the shares.  Distributions from the Funds are taxable to stockholders, whether received in cash or in additional Fund shares.  A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him or her.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Funds may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor.  Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act.  Each Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

Each Company’s Bylaws also contain procedures for the removal of directors by its stockholders.  At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

Brandywine Fund, Inc. has authorized capital of 500,000,000 shares of common stock and Brandywine Blue Fund, Inc. has authorized capital of 1,000,000,000 shares of common stock, of which 500,000,000 shares have been allocated to Brandywine Blue Fund and 500,000,000 shares have been allocated to Brandywine Advisors Midcap Growth Fund.  Each outstanding share entitles the holder to vote.  Generally shares of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

The shares of each of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings and profits and proceeds thereof belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund’s share of the general liabilities of Brandywine Blue Fund, Inc. in the proportion that the total net assets of each Fund bears to the total net assets of both Funds.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid to each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of Brandywine Blue Fund, Inc., the stockholders of each Fund will be entitled, out of the assets of Brandywine Blue Fund, Inc. available for distribution, to the assets belonging to each Fund.

All shares of Brandywine Fund participate equally in dividends and other distributions by such Fund and in the residual assets of such Fund in the event of liquidation.

Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights.  Consequently, with respect to each of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc., the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

The shares of each Fund are redeemable and transferable.  All shares issued and sold by the Funds will be fully paid and nonassessable.  Fractional shares have the same rights proportionately as full shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for each Fund.  PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.

DESCRIPTION OF SECURITIES RATINGS

The Funds may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation Bond Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody’s Investors Service, Inc. Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Registrant’s Articles of Incorporation, as amended (1)
(b)	Registrant’s By-Laws, as amended (2)
(c)	None
(d)(i)	Investment Advisory Agreement dated October 31, 2001 (3)
(d)(ii)	Sub-Advisory Agreement dated October 31, 2001 (3)
(e)	None
(f)	None
(g)(i)	Custodian Agreement with U.S. Bancorp Fund Services, LLC dated March 25, 2004 – (6)
(g)(ii)	Amendment to Custodian Agreement dated March 16, 2006 (5)
(h)(i)	Fund Administration Agreement with U.S. Bancorp Fund Services, LLC dated October 1, 2009 – (6)
(h)(ii)	Fund Accounting Agreement with U.S. Bancorp Fund Services, LLC dated October 1, 2009 - (6)
(h)(iii)	Transfer Agent Agreement with US Bancorp Fund Services, LLC dated December 16, 2003 (4)
(h)(iv)	Amendment to Transfer Agent Agreement dated March 16, 2006 (5)
(h)(v)	Addendum to Transfer Agent Agreement dated June 29, 2009 – (6)
(i)	Opinion of Foley & Lardner LLP, counsel for Registrant – Filed herewith
(j)	Consent of PricewaterhouseCoopers LLP – Filed herewith
(k)	None
(l)	Subscription Agreement (2)
(m)	None
(n)	None
(p)	Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, LLC (4)
______________________
(1)           Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 12 was filed on January 15, 1997, and its accession number is 0000897069-97-000010.

(2)           Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 13 was filed on January 30, 1998, and its accession number is 0000897069-98-000024.

(3)           Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 17 was filed on January 28, 2002, and its accession number is 0000897069-02-000041.

(4)           Previously filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 21 was filed on January 27, 2006, and its accession number is 0000897069-06-000200.

(5)           Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 22 was filed on January 31, 2007, and its accession number is 0000897069-07-000227.

(6)           Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 25 was filed on November 25, 2009 and its accession number is 0000894189-09-004043.

Item 29.	Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following By-Law, which is in full force and effect and has not been modified or canceled:

Article VII

GENERAL PROVISIONS

Section 7.        Indemnification.

A.  The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.  In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made:  (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.  Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of:  (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.  The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.  This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.  “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

    Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.	Principal Underwriters

Registrant has no principal underwriters.

Item 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of U.S. Bancorp Fund Services, LLC and Registrant’s Custodian and Investment Adviser as follows:  the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by U.S. Bancorp Fund Services, LLC at its offices at 615 East Michigan Street, Milwaukee, WI 53202, and all other records will be maintained by the Custodian, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53202 and the Investment Adviser, Friess Associates, P.O. Box 576, Jackson, Wyoming 83001.

Item 34.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings

Registrant undertakes to provide its annual report to shareholders, without charge, upon request to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Wyoming on the 29th day of January, 2010.

BRANDYWINE FUND, INC.
(Registrant)

By: /s/ William F. D’Alonzo
William F. D’Alonzo, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ William F. D’Alonzo	Principal Executive
William F. D’Alonzo	Officer and Director	January 29, 2010

/s/ Lynda J. Campbell	Principal Financial and	January 29, 2010
Lynda J. Campbell	Accounting Officer

/s/ Charles Quentin Sweeting Jackson	Director	January 29, 2010
Charles Quentin Sweeting Jackson

/s/ Stuart A. McFarland	Director	January 29, 2010
Stuart A. McFarland

/s/ W. Richard Scarlett III	Director	January 29, 2010
W. Richard Scarlett III

/s/ Thomas D Wren	Director	January 29, 2010
Thomas D Wren

/s/ James W. Zug	Director	January 29, 2010
James W. Zug

EXHIBIT INDEX

Exhibit No.	Exhibit
(i)	Opinion of Foley & Lardner LLP, counsel for Registrant
(j)	Consent of PricewaterhouseCoopers LLP